Exhibit 99.1

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[LOGO]

Public Call

First Quarter 2006

Review

May 15, 2006

[LOGO]

Safe Harbor Statement:

This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Agenda

•                  Operational Highlights

•                  Financial Performance

•                  Q2 2006 Outlook

•                  Q&A

Operational Highlights

2006 First Quarter Revenue

[CHART]

HIGHLIGHTS

•                  Metaldyne revenue up 3% versus 2005 or 4.4% excluding exchange

•                  Big 3 production down 0.1% versus 2005

•                  Strong growth throughout business units:

•	Chrysler 300/Magnum	$13.4
•	Dodge Stratus/Sebring	7.1
•	Lemforder Knuckles	5.0
•	Powertrain Products	5.6
•	Exchange	(6.3)
•	Attrition	(12.7)

2006 First Quarter Adjusted EBITDA

[CHART]

HIGHLIGHTS

•                  Non-cash fixed asset loss of $5.6 million in Q1 2006

•                  Majority of the fixed asset loss relates to the sale leaseback buyout in connection with the NA Forging sale proceeds

•                  FAS 106 gain of $2.1 million in Q1 2005

•                  Q1 2006 benefited from $2.9 million of net cost reduction efforts from the units

Q1 2006 Highlights

Market Performance

•                  $105.9 Million Q1 2006 in new business awards

•                  Awarded Control Arm Assembly for a North American OEM

•                  Awarded diesel engine balance shaft modules

•                  Awarded Connecting Rods for a North American OEM

•                  Awarded Viscous dampers for the Heavy Truck Market

Other Key Initiatives

•                  Completed Sale of North American Forging Business

•                  Suzhou facility nearing completion

•                  Chassis equipment relocated from Hangzhou to Suzhou on April 17, 2006

•                  Sintered equipment to be delivered week of April 24, 2006 and installed beginning May 8, 2006

•                  Facility hand-over May 31, 2006

•                  Completed partial restructuring of balance sheet

•                  Covenant relief through 2009

•                  Raised over $50 million of Term D

Metaldyne NA – 2006 Top 10 Platforms

OEM/Platform/Vehicle	% of Metaldyne N.A. Sales
DCC LX/LY	11%
300/300C
Charger
Magnum

DCC RS/RT	8%
Caravan
Town & Country
Pacifica
Voyager

Ford P131/U137/P356	7%
F-Series Super Duty
F250/350

DCC WJ/WK	5%
Grand Cherokee
Commander

DCC KJ/KK	3%
Liberty
Nitro
Cherokee

DCC DR-DE	3%
Ram Pickup

Ford U204	3%
Escape
Tribute
Mariner

GM GMT800/GMT900	3%
Silverado
Sierra
C-1500

DCC C/D	3%
Caliber
Patriot
Sebring Sedan/Convertible
Compass
Avenger

GM MS2000	2%
Impala
Grand Prix
LaCrosse/Allure
Monte Carlo, Regal

North America represents approximately 78% of Metaldyne 2006 Sales

Metaldyne Europe – 2006 Top 10 Platforms

OEM/Platform/Vehicle	% of Metaldyne Europe Sales
Ford V184/V185	3%
Transit

Renault/Nissan C	3%
Megane
Scenic

Ford CD-EU	3%
Galaxy
Volvo S80
Freelander
S-Max

Renault/Nissan B	2%
Clio
Modus
Micra
Logan

Ford C1	2%
Focus
Focus C-MAX
Transit Connect
Volvo V50/S40/C30

PSA PF1	2%
207
C2, C3
1007

Ford B2	2%
Fiesta
Fusion
Mazda 2
Ecosport

PSA PF2	2%
307
C4

Renault/Nissan M2	1%
Laguna
Espace
Vel Satis

DCC W/164/V251	1%
M-Class
G-Class
R-Class

Europe represents approximately 19% of Metaldyne 2006 Sales

Financial Performance

Key Issues re: Financial Statement Presentation

•                  Sale of North American Forgings

•                  Final sale completed in March

•                  Operating activity prior to sale reported in discontinued operations

•                  Buyout of $36.1 million of leases completed in Q1

•                  Early buyout completed at contractual price per the lease agreement

•                  Performed valuation of the assets to determine their value compared to the contractual buyout price

•                  Realized $5.6 million loss on the buyback which is included in EBITDA ($4.7 million was previously reserved) and recognized additional loss related to the acceleration of amortization on these leases of approximately $8 million

•                  Tax Rate

•                  No benefit was recognized for U.S. operating losses in the quarter due to an increase in our valuation allowance for our deferred net tax assets

•                  Net tax provision primarily represents earnings from foreign jurisdictions

NAFTA Auto Sales: Q1 2006 versus Q1 2005

Big Three Production

[CHART]

0.1% Decrease

Metaldyne Sales

[CHART]

Note:  Currency impact of -$6.3M, or -1.3%

Q1 2006 Financial Performance

($ in thousands)

	Q1 2006 versus Q1 2005
	Q1 2006	Q1 2005	% Variance
Sales
Chassis Group	$260,078	$257,843	0.9%
Powertrain Group	244,176	231,529	5.5%
Total Sales	504,254	489,372	3.0%

Segment Adjusted EBITDA
Chassis Group	$15,778	$21,527	-26.7%
Powertrain Group	33,239	33,810	-1.7%
Total Segment Adjusted EBITDA	$49,017	$55,337	-11.4%

Less: Corporate Expenses	(2,135)	(3,895)	-45.2%
Total Metaldyne Adjusted EBITDA From Continuing Operations (1)	46,882	51,442	-8.9%
% Margin	9.3%	10.5%	-1.2%

Memo Items:
Restructuring Charges	78	1,252	-93.8%
Fixed Asset Losses	5,612	31	18003.2%
Foreign Currency (Gains) Losses	1,328	(359)	-469.9%
FAS 106/87 Curtailment Losses (Gain)	165	(2,080)	-107.9%

(1)  The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of equipment and non-cash restricted stock award expense.

Operating Groups – Q1 2006 Results

	Chassis Group Q1 2006 versus 2005
	Sales	EBITDA
Q1 2005 Actual	$257.8	$21.5

Volume	16.2	2.8
Material	(0.7)	1.2
Net Cost Reductions (other than Material)	—	2.1
Lost Business/Productivity	(8.1)	(2.6)
Exchange	(4.1)	(0.5)
Other	(1.0)	(1.3)
Subtotal	260.1	23.2
Fixed Asset Losses	—	(7.4)

Q1 2006 Actual	$260.1	$15.8

	Powertrain Group Q1 2006 versus 2005
	Sales	EBITDA
Q1 2005 Actual	$231.5	$33.8

Volume	17.2	4.8
Material	2.8	(0.8)
Net Cost Reductions(other than Material)	—	0.8
Lost Business/Productivity	(6.5)	(2.8)
Exchange	(2.2)	(0.4)
Other	1.4	(2.1)
Subtotal	244.2	33.3
Fixed Asset Losses	—	(0.1)

Q1 2006 Actual	$244.2	$33.2

Corporate Bridge

($ in millions)

Q1 2005 vs. 2006
EBITDA
Q1 2005 Actual	$(3.9)
FAS 106/87 Gain	(2.2)
Fixed Asset Gains	1.9
Restructuring	1.1
SOX 404 Efforts	(0.7)
Other	1.7

Q1 2006 Actual	$(2.1)

Income Statement

($ in millions – except per share data)

	Q1 2006	Q1 2005
Net sales	$504.3	$489.4
Cost of sales	464.5	437.8
Gross profit	39.8	51.6

Selling, general and administrative expenses	28.4	25.7
Restructuring Charges	0.1	1.3
Operating profit	11.3	24.6

Other expense, net:
Interest expense	24.0	22.6
Preferred stock dividends	6.5	5.4
Noncash gain on maturity of interest rate arrangement	—	—
Equity income/gain on sale	(1.0)	(0.6)
Other, net	4.8	1.6
Other expense, net	34.3	29.0
Loss from continuing operations before income taxes	(23.0)	(4.4)

Income tax expense (benefit)	5.0	(1.5)

Loss from continuing operations	(28.0)	(2.9)
Loss from discontinued operations (net of tax of zero and $(0.3) in 2006 and 2005, respectively)	(0.5)	(0.6)
Loss on discontinued operations (net of tax of zero)	(6.8)	—
Net loss attributable to common stock	(35.3)	(3.5)

Basic and diluted loss per share:
Loss from continuing operations less preferred stock dividends	$(0.65)	$(0.07)
Loss from discontinued operations	(0.01)	(0.01)
Loss on discontinued operations	(0.16)	—
Net loss attributable to common stock	$(0.82)	(0.08)

Summary Balance Sheet

($ in millions)

	Q1 2006	Q4 2005	Change
Cash and investments	$6.0	$3.7	$2.3
Receivables	184.2	139.9	44.3
Inventories	85.2	84.3	0.9
Other current assets	42.4	40.6	1.8
Assets of discontinued operations	—	116.6	(116.6)
Total current assets	$317.8	$385.1	$(67.3)
Property and equipment, net	661.4	630.4	31.0
Goodwill	587.7	584.0	3.7
Other assets	240.2	247.4	(7.2)
Total assets	$1,807.1	$1,846.9	$(39.8)

Accounts payable	269.2	261.1	8.1
Accrued liabilities	137.8	123.9	13.9
Liabilities of discontinued operations	—	70.6	(70.6)
Current maturities of long term debt	6.0	6.6	(0.6)
Long-term debt	854.6	850.7	3.9
Long term liabilities	167.8	142.8	25.0
Redeemable preferred stock	178.4	171.9	6.5
Total liabilities	$1,613.8	$1,627.6	$(13.8)

Shareholders equity	193.3	219.3	(26.0)

Total liabilities and shareholders equity	$1,807.1	$1,846.9	$(39.8)

Memo: Debt
Long-term debt	854.6	850.7	3.9
Current portion of long-term debt	6.0	6.6	(0.6)
NA Forging IRB	—	7.5	(7.5)
NA Forging Capital Leases	—	0.3	(0.3)
Unamortized discount	4.2	4.2	—
A/R Securitization Facility	80.8	83.4	(2.6)
Total Debt	$945.6	$952.7	$(7.1)

Summary Cash Flow Statement

($ in millions)

	Q1 2006	Q1 2005
Net Loss	$(35.3)	$(3.5)

Depreciation and amortization	36.9	26.2
Debt fee amortization	1.0	0.8
Fixed asset losses	5.6	—
Loss from discontinued operations, net of tax	0.5	0.6
Loss on discontinued operations, net of tax	6.9	—
Deferred income taxes	(3.5)	(10.2)
Preferred stock dividends	6.5	5.4
Non-cash interest expense	0.1	0.1
Equity earnings from affiliates, net of dividends	(1.0)	(0.6)
Curtailment (gain) loss on elimination of certain benefits	0.2	(2.1)
Discontinued operations	(1.5)	8.6
Other, net	(0.8)	0.9
AR Securitization	(2.6)	37.0
Changes in working capital	(15.3)	(39.7)
Net cash provided by operating activities	(2.3)	23.5

Capital expenditures	(26.6)	(23.8)
Repurchase of leased assets	(36.1)	—
Proceeds from sale/leaseback of fixed assets	—	6.5
Reimbursement from acquisition of bus., net of cash recvd	—	5.8
Discontinued operations investing activities	(2.6)	(3.1)
Proceeds from sale of discontinued operations	69.1	—
Net cash used for investing activities	3.8	(14.6)

Proceeds from term loan facilities	53.8	—
Principal payments of term loan facilities	(25.0)	—
Proceeds of revolving credit facility	135.0	65.0
Principal payments on revolving credit facility	(159.6)	(70.8)
Proceeds of other debt	1.4	1.6
Principal payments of other debt	(2.6)	(4.5)
Capitalization of debt refinancing fees	(2.2)	—
Discontinued operations financing activities	—	(0.1)
Net cash provided by (used for) financing activities	0.8	(8.8)

Effect of exchange on cash	—	(0.1)
Net decrease in cash	2.3	0.0
Cash and cash equivalents, beginning of period	3.7	—
Cash and cash equivalents, end of period	$6.0	0.0

4-02-06 Metaldyne Capitalization

($ in millions)

	4-02-06
Working Capital Revolver	35.0
Term Loan D	375.2
10.0% Senior Notes	150.0
IRBs / Other Foreign Debt and Capital Leases	22.9
Subtotal, Senior Secured Debt	583.1

DCC Seller Sub Note	31.7
11% Senior Subordinated Notes	250.0
Total Debt	864.8

Series A Preferred	71.5
Series B Preferred	28.6
DCC Seller Preferred	78.4
Common Equity	193.3
Total Equity	371.8

Total Capitalization	1,236.6

Memo: A/R Securitization	80.8
Total Debt + A/R Securitization	945.6

Key Financial Ratios:
LTM Bank EBITDA	204.3
Total Debt/LTM Bank EBITDA	4.63	x
Leverage Ratio for Covenants	5.25	x
LTM Bank EBITDA/LTM Cash Interest	2.11	x
Coverage Ratio for Covenants	1.75	x

Metaldyne Undrawn Commitments at 4-02-06

($ in millions)

4/2/2006
Revolving Credit Commitment	$200.0
Amount Outstanding	(35.0)
Letters of Credit	(54.1)
Undrawn Revolver Commitments	110.9
AR Securitization Gross Availability	103.4
AR Securitization Outstanding	(80.8)
AR Securitization Net Availability	22.6
Total Net Undrawn Commitments Available	$133.5
Net Cash	6.0
Net Undrawn Commitments Avail. Incl. Cash	$139.5
Adjustment Based Upon Leverage	(6.3)
Net Liquidity Available incl. Cash	$133.2

Daily Net Undrawn Commitments

[CHART]

Notes

•                  Trough liquidity has improved since NA Forging sale and new Term D raise

•                  Q1 represented a historical seasonal peak in working capital investment, yet daily liquidity has not dipped below approximately $74 million since the sale of NA Forging

•                  Current liquidity does not reflect full AR receipt from NA Forging sale or expected improvement in AR facility availability discussed on following slide

Note: Net Undrawn Commitments include cash on hand

Net Undrawn Commitments Walk From Year End

Walk from PF 12/05 Net Undrawn Commitments

12/05 Proforma Net Undrawn Commitments	$183	M

Reduction of AR Facility Availability related to Dana and one other customer	(16)

Working Capital Change(1)	(28)

Effect of NA Forging AR yet to be collected(1)	(8)

Other	2

3/06 Actual Net Undrawn Commitments	$133	M

Comments on Reduction of AR Facility Availability

•                  Driven by Dana bankruptcy and other customer concentration

•                  Expect improvement of $8 – 20 million in facility in Q2/Q3

(1)Working Capital Change does not include NA Forging AR receipts collected in Q1 of $13 million.  These receipts are reflected in the Effect of NA Forging AR yet to be collected line.

Q2 2006 Outlook

Q2 2006 Preliminary Outlook

($ in millions)

	Second Quarter
	2006 Guidance	2005 Actual
Sales from Continuing Operations	$500 - $510	$507

Operating Profit from Continuing Operations (1)	28 - 33	31

Adjusted EBITDA from Continuing Operations (1)	55 - 60	58

Notes

•                  2005 Q2 Operating Profit and Adjusted EBITDA include a $2.6 million FAS 106 curtailment gain and a $0.4 million Fixed Asset Loss.  2006 Q2 has no FAS 106 benefit or Fixed Asset Loss forecasted.

Q&A

Appendix

Net Income to EBITDA Bridge

($ in Millions)

	First Quarter
	2006	2005
Net loss	$(35.3)	$(3.5)
Income tax (benefit) expense	5.0	(1.5)
Loss from discontinued operations, net of tax	0.5	0.6
Loss on discontinued operations, net of tax	6.8	—
Interest expense	24.0	22.6
Depreciation and amortization in operating profit	36.9	26.2
Preferred stock dividends and accretion	6.5	5.4
Equity income from affiliates, net	(1.0)	(0.6)
Certain items within other, net	3.5	2.2
Adjusted EBITDA	$46.9	$51.4

Net Income to Bank EBITDA Bridge

($ in Millions)

Q1 2006
Q1 Net loss (including discontinued operations)	$(35.3)
Income tax expense	5.0
Loss from discontinued operations, net of tax	0.5
Loss on discontinued operations, net of tax	6.8
Interest charges	24.0
Depreciation and amortization (inc. amortization of loss on sale-leasebacks)	37.9
Foreign currency translation loss	1.3
Amortization of other non-cash items	0.4
Preferred stock dividends and accretion	6.5
Loss on abandonment of fixed assets	5.6
Losses incurred in connection with sale of A/R	1.7
Heartland monitoring fee	1.0
Severance/Equipment Transfer Costs	0.5
Q1 2006 Bank EBITDA	$55.9
Q4 2005 Bank EBITDA	42.4
Q3 2005 Bank EBITDA	44.5
Q2 2005 Bank EBITDA	66.3
Expenses related to sale-leaseback repurchases	9.3
North American Forging Divestiture - LTM EBITDA	(14.1)
Consolidated Bank EBITDA for LTM ended January 1, 2006	$204.3

Financial Statement Quarterly Detail

	2005
In 1,000’s	Q1	Q2	Q3	Q4	Total
Sales	489,372	506,605	442,837	448,125	1,886,939
Cost of goods sold	437,818	445,541	402,544	439,223	1,725,126
Gross Profit	51,554	61,064	40,293	8,902	161,813

SG&A	25,717	30,137	30,294	24,820	110,968
Restructuring	1,252	367	141	1,528	3,288
Operating Profit	24,585	30,560	9,858	(17,446)	47,557

Other (income) expense	29,021	28,307	30,959	46,311	134,598
Income (loss) before taxes	(4,436)	2,253	(21,101)	(63,757)	(87,041)
Income tax expense	(1,556)	1,703	(8,544)	31,153	22,756
Loss from continuing operations	(2,880)	550	(12,557)	(94,910)	(109,797)

Reconciliation to Adjusted EBITDA
Operating Profit	24,585	30,560	9,858	(17,446)	47,557
Depr & Amort	26,195	26,351	27,935	31,702	112,183
Other income & expense	662	780	389	(206)	1,625
EBITDA from continuing operations	51,442	57,691	38,182	14,050	161,365

Memo Items:
Restructuring Charges	1,252	367	146	1,523	3,288
FA Losses/Loss on Idle Leased Assets	31	383	1,128	20,260	21,802
Foreign Currency (Gains) Losses	(359)	10	(74)	35	(388)
FAS 106/87 Curtailment Gain	(2,080)	(2,577)	(2,434)	(2,823)	(9,915)